SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 20, 2005

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index Page 4

Item 8.01  Other Events

The Company issued a press release on December 20, 2005 announcing pricing of cash tender offers.  The press release is attached as Exhibit 99.1.

The Company issued a press release on December 21, 2005 announcing results of cash tender offers.  The press release is attached as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

       99.1    Press Release dated December 20, 2005

       99.2    Press Release dated December 21, 2005

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: December 22, 2005	By: /S/ E. LISTON BISHOP III E. Liston Bishop III Vice President, Secretary, and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 20, 2005
99.2	Press Release dated December 21, 2005